UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2013

EXOPACK HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-136559	76-0678893
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3070 Southport Road, Spartanburg, SC	29302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 596-7140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Regulation FD Disclosure

On October 10, 2013, Exopack Holding Corp. (the “Company”) announced that it had commenced a consent solicitation (the “Consent Solicitation”) with respect to proposed amendments to the indenture dated as of March 31, 2011 governing its 10.00% Senior Notes due 2018 (the “Notes”). A copy of the Company’s press release announcing the commencement of the consent solicitation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Consent Solicitation, the Company disclosed certain information to holders of the Notes. The Company is furnishing as Exhibit 99.2 various of that information regarding the Company and certain of its affiliates and their businesses.

The information contained in Exhibit 99.1 and Exhibit 99.2 being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company or any of its affiliates.

Forward-looking Statements

This report includes forward-looking statements, which are based on our current expectations and projections about future events. All statements other than statements of historical facts included in this report including, without limitation, statements regarding our future financial position, risks and uncertainties related to our business, strategy, capital expenditures, projected costs and our plans and objectives for future operations, including our plans for future costs savings and synergies, may be deemed to be forward-looking statements. Words such as “believe,” “expect,” “anticipate,” “may,” “assume,” “plan,” “intend,” “will,” “should,” “could,” “estimate,” “risk” and similar expressions or the negatives of these expressions are intended to identify forward-looking statements. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance. You should not place undue reliance on these forward-looking statements. In addition any forward-looking statements are made only as of the date of this report, and we do not intend and do not assume any obligation to update any statements set forth in this report. Many factors may cause our results of operations, financial condition, liquidity and the development of the industry in which we compete to differ materially from those expressed or implied by the forward-looking statements contained in this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOPACK HOLDING CORP.

Date: October 10, 2013	By:	/s/ Jack E. Knott
		Name:	Jack E. Knott
		Title:	Chairman & CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Exopack Holding Corp. announcing consent solicitation with respect to 10.00% Senior Notes Due 2018

99.2	Additional information regarding Exopack Holding Corp.